CHAIRMAN'S LETTER
 ................................................................................

To Our Fellow Shareholders:
                                                                   November 1997

   The net asset value (NAV) of a common share of the Fund rose from $13.31 on June 30, 1997, to $14.01 on September 30, 1997, after deducting the distribution of 35 cents declared during the quarter. The market price of a share of the Fund traded in a range from $12.875 to $14.25 before closing the quarter at $14.125. The ending price represented a premium to NAV of 0.8 percent compared with a discount to NAV of 2.8 percent on June 30, 1997. Key investment results and comparisons are noted below.

   As the table shows, during the third quarter the Fund's net asset value increased 8.0 percent, which compares with 9.0 percent for the Lipper Growth & Income Mutual Fund Average (the Fund's primary benchmark) and 7.5 percent for the S&P 500 Stock Index. For the last nine months, the Fund's net asset value was up to 26.7 percent compared with 26.0 percent for the Lipper Average and the
29.6 percent for the S&P 500.

   The S&P 500 continued its advance for the eleventh quarter in a row, tying the record set in the mid-1960s. The index also reached a new high on October 7 before a sell-off took place later in the month.

   Stock market leadership continued to broaden during the third quarter, as investors grew more concerned about the prospects for the mega-cap multinational companies. Pacific Rim currency turmoil, coupled with historically high valuations, took their toll on companies like Coca-Cola. After advancing almost 30 percent during the first half, shares of Coke declined over 10 percent in the third quarter. The poor performance of those large multinationals also depressed the performance of the large capitalization indices where they have such a dominant influence.

   The 7.5 percent return of the S&P 500 lagged far behind the S&P mid- and small-cap indices, which advanced more than 16 percent during the quarter. This shift in market leadership also reversed much of the performance advantage growth stocks had during the second quarter. Although the performance differential between large growth and value stocks is less than 1 percent year-to-date, the quarter-to-quarter differentials have been much greater. Richard Christensen's President's letter, which follows, illustrates just how volatile those quarterly movements have been and also contains important information about net realized capital gains for 1997.

   In October, Liberty Asset Management Company, the Fund Manager, recommended, and the Board of Trustees approved, the hiring of a new Portfolio Manager, Westwood Management Corporation, to replace Columbus Circle Investors effective November 3, 1997. Westwood, a growth style manager, invests in companies selling at reasonable valuations based on projected earnings growth. More information about this Portfolio Manager may be found in the President's letter.

Sincerely,

/s/ Harold W. Cogger
Harold W. Cogger
Chairman of the Board of Trustees
Liberty All-Star Equity Fund
Executive Vice President
Liberty Financial Companies, Inc.

================================================================================
                                       Third Quarter        Latest Nine Months
--------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND:
  Shares Valued at Net Asset Value           8.0%                 26.7%

  Shares Valued at Net Asset Value
  With Dividends Reinvested                  7.9%                 26.5%

  Shares Valued at Market Price
  With Dividends Reinvested                 12.0%                 35.4%

  Fund's Closing Price Range         $14.188 to $12.938     $14.188 to $11.25

  Fund's (Discount)/Premium Range      (5.3)% to 1.3%         (9.2)% to 1.5%

Lipper Growth & Income Mutual Fund
  Average                                    9.0%                 26.0%

S&P 500 Stock Index                          7.5%                 29.6%

Dow Jones Industrial Average                 4.0%                 24.9%

NASDAQ Composite Index                      16.9%                 30.6%

Figures shown for the Fund and the Lipper Growth & Income Mutual Fund Average are total returns, which include income, after deduction of fees and other operating expenses. Figures shown for the unmanaged S&P 500 and Dow Jones indices are total returns including income. Figures for the unmanaged NASDAQ Index are total returns excluding income.
================================================================================

PRESIDENT'S LETTER
 ................................................................................

To Our Fellow Shareholders:
                                                                   November 1997

   The Chairman's letter described how the shift in market leadership reversed the relative performance advantage that growth stocks enjoyed during the second quarter. The chart that follows illustrates how style leadership has shifted during the first three quarters of 1997 by comparing the difference in performance between the Russell 1000 growth and value indices. The Russell 1000 comprises the largest 1,000 public companies in the United States.

[Bar Chart]

Value versus Growth/Total Return Difference

Value Outperformed Growth

Growth Outperformed Value

1st quarter                                     2.02

2nd quarter                                    -4.17

3rd quarter                                     2.44


       LAMCO pursues a multi-management philosophy, which blends growth and value styles in order to lessen the volatility caused by such shifts in performance patterns. We believe that this strategy is well suited for your Fund, which is positioned as a core domestic equity holding.

       We mentioned in the semi-annual report that the Fund's net investment income and net realized capital gains for the 1997 tax year would likely exceed the amount required to be distributed under the Fund's 10 percent per year distribution policy. We now estimate that such excess gains will be approximately $1.00 per share. The Board of Trustees at its October meeting directed that the Fund retain, and not distribute, its net realized capital gains in the amount of this excess. Please refer to the enclosed IMPORTANT TAXNOTICE, which describes the information you will receive for inclusion in your 1997 income tax filing.

   For the third quarter distribution more than 64 percent of the Fund's individual shareholders elected to take newly issued shares, valued at the closing market price of $13.8125 on September 19. The distribution consisted entirely of net realized capital gains. By taking newly issued shares rather than cash, shareholders are able to reinvest their capital gains in the Fund so they can build additional value through compounding. Reinvested dividends constitute a major source of shareholder investment growth, as the chart on page 4 clearly demonstrates.

   Westwood Management Corporation replaced Columbus Circle Investors as one of the Fund's Portfolio Managers effective November 3, 1997. Westwood, located in Dallas, Texas, is a growth style equity portfolio manager with approximately $1.2 billion in assets under management. Susan Byrne, the Founder and Chief Executive Officer, is the Portfolio Manager for our Fund. Westwood's investment strategy is growth at a reasonable price which integrates the identification of emerging growth trends with specific stock selection. Proprietary income and balance sheet projections are utilized to identify securities that have price to earnings ratios that are at a discount to Westwood's projected three-year growth rate. The selection process produces a portfolio of 35-40 securities.

   The Fund's portfolio management agreement with Westwood, which will be submitted to shareholders for ratification at the 1998 Annual Meeting, is at the same management fee rate and on substantially the same other terms and conditions as the Fund's agreements with its other Portfolio Managers.

   I am pleased to announce that on November 17, 1997 a variable annuity version of Liberty All-Star Equity Fund will be available as part of the Keyport Advisor variable annuity from Keyport Life Insurance Company. Variable annuities, among other features, offer a way to accumulate retirement funds on a tax-deferred basis and to distribute those funds efficiently after retirement. The new fund is called Liberty All-Star Equity Fund, Variable Series and offers the same multi-manager approach, the same managers and the same investment objective as Liberty All-Star Equity Fund. It also will be available to New York residents through the Liberty Advisor variable annuity issued

                                                              PRESIDENT'S LETTER
 ................................................................................

by Liberty Life Assurance Company of Boston. Additional information on this new fund is available from your broker or you may contact Keyport at 1-800-367-3653.

   Henry Cavanna, Managing Director of J.P. Morgan Investment Management Inc., is the subject of the manager interview beginning on page 9. The interview was conducted in early October so there is no mention of the unusual market activity later in that month. Nevertheless, the interview is informative and describes an investment philosophy and decision-making process that are enduring regardless of the short-term ups and downs of the market.

   We have received a number of inquiries concerning Liberty All-Star Growth Fund, a companion fund of the Equity Fund. The table below contains some basic characteristics of the two funds. Additional information on both Funds is available from your broker, or you may call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863).

   Thank you for your continuing support of the Fund.

Sincerely,

/s/ Richard R. Christensen
Richard R. Christensen
President and Chief Executive Officer
Liberty All-Star Equity Fund and
Liberty Asset Management Company

================================================================================
THE TWO CLOSED-END LIBERTY ALL-STAR FUNDS

                                                  Liberty All-Star                        Liberty All-Star
                                                    Equity Fund                             Growth Fund
-----------------------------------------------------------------------------------------------------------------
NYSE Ticker Symbol                                      USA                                     ASG
Fund Type                                         Growth & Income                              Growth
Portfolio Managers                     J.P. Morgan Investment Management Inc.    Mississippi Valley Advisors Inc.
                                                 Oppenheimer Capital                     Oppenheimer Capital
                                       Palley-Needelman Asset Management, Inc.         William Blair & Company
                                          Westwood Management Corporation*
                                       Wilke/Thompson Capital Management, Inc.
Net Assets at 10/31/97 (millions)                     $1,150                                    $163
Net Asset Value Per Share at 10/31/97                 $13.51                                   $12.79
Discount at 10/31/97                                   3.8%                                     3.7%
Weighted Average Market
     Capitalization (billions)                         $25                                      $16
Distribution Policy                           2.5% of NAV Quarterly                    2.5% of NAV Quarterly

*Replaced Columbus Circle Investors effective November 3, 1997.

================================================================================

SHAREHOLDERS' INVESTMENT GROWTH AS OF SEPTEMBER 30, 1997
 ................................................................................
[Mountain Chart]

Mar-87         11.03           11.09         11.09
Apr-97         10.72           10.77         10.77
May-87         10.81           10.86         10.86
Jun-87         11.23          $11.32         11.32
Jul-87         11.73          $11.82         11.82
Aug-87          11.6          $12.39         12.39
Sep-87         10.87          $11.94         11.94
Oct-87          8.31           $9.12          9.12
Nov-87          7.58           $8.32          8.32
Dec-87           7.9           $9.01          9.01
Jan-88          8.29           $9.45          9.45
Feb-88          8.64           $9.85          9.85
Mar-88          8.29           $9.51          9.51
Apr-88           8.3           $9.52          9.52
May-88          8.26           $9.47          9.47
Jun-88          8.43           $9.95          9.95
Jul-88          8.33           $9.83          9.83
Aug-88          8.12           $9.58          9.58
Sep-88          8.28          $10.05         10.05
Oct-88          8.43          $10.23         10.23
Nov-88           8.3          $10.08         10.08
Dec-88          8.29          $10.34         10.34
Jan-89          8.83          $11.01         11.01
Feb-89          8.67          $10.81         10.81
Mar-89           8.6          $11.03         11.03
Apr-89          9.01          $11.56         11.56
May-89           9.4          $12.06         12.06
Jun-89          9.07          $12.00            12
Jul-89          9.81          $12.98         12.98
Aug-89         10.03          $13.27         13.27
Sep-89          9.82          $13.38         13.38
Oct-89          9.61          $13.10         13.1
Nov-89          9.72          $13.25         13.25
Dec-89          9.58          $13.44         13.44
Jan-90          9.02          $12.66         12.66
Feb-90          9.11          $12.78         12.78
Mar-90          9.14          $13.18         13.18
Apr-90             9          $12.98         12.98
May-90          9.92          $14.30          14.3
Jun-90          9.72          $14.42         14.42
Jul-90          9.69          $14.38         14.38
Aug-90          8.91          $13.22         13.22
Sep-90          8.23          $12.59         12.59
Oct-90          8.21          $12.56         12.56
Nov-90          8.77          $13.42         13.42
Dec-90          8.92          $14.01         14.01
Jan-91          9.37          $14.72         14.72
Feb-91         10.04          $15.77         15.77
Mar-91         10.18          $16.42         16.42
Apr-91         10.11          $16.31         16.31
May-91         10.62          $17.13         17.13
Jun-91          9.87          $16.33         16.33
Jul-91         10.35          $17.13         17.13
Aug-91         10.39          $17.65         17.65
Sep-91         10.33          $17.55         17.55
Oct-91         10.52          $17.87         17.87
Nov-91          9.92          $17.28         17.28
Dec-91          11.2          $19.51         19.51
Jan-92            11          $19.16         19.16
Feb-92         10.77          $19.25         19.25
Mar-92         10.56          $18.87         18.87
Apr-92         10.66          $19.05         20.96
May-92         10.76          $19.23         21.15
Jun-92         10.24          $18.77         20.65
Jul-92         10.69          $19.59         21.56
Aug-92         10.21          $19.18         21.11
Sep-92         10.45          $19.64         21.61
Oct-92         10.55          $19.82         21.82
Nov-92         10.68          $20.57         22.64
Dec-92         10.78          $20.76         22.85
Jan-93         10.86          $20.92         23.02
Feb-93          10.7          $20.61         22.68
Mar-93         10.75          $21.23         23.37
Apr-93         10.42          $20.58         22.65
May-93         10.52          $21.29         23.44
Jun-93         10.56          $21.37         23.53
Jul-93         10.54          $21.33         23.48
Aug-93         10.73          $22.26         24.52
Sep-93         10.79          $23.29         24.66
Oct-93         10.84          $22.49         26.27
Nov-93         10.34          $22.00         25.69
Dec-93          10.4          $22.48         26.25
Jan-94         10.77          $23.28         27.18
Feb-94         10.34          $22.91         26.75
Mar-94          9.85          $21.83         25.48
Apr-94          9.93          $22.00         25.69
May-94           9.8          $22.26         25.98
Jun-94          9.48          $21.53         25.13
Jul-94          9.78          $22.21         25.93
Aug-94          9.99          $23.28         27.17
Sep-94          9.69          $22.58         27.86
Oct-94          9.86          $22.97         28.35
Nov-94          9.17          $21.79         27.11
Dec-94          9.26          $22.19         27.37
Jan-95           9.4          $22.52         27.79
Feb-95          9.49          $23.31         28.75
Mar-95          9.83          $24.14         29.78
Apr-95          9.98          $24.51         30.24
May-95         10.13          $25.49         31.44
Jun-95         10.53          $26.49         32.69
Jul-95         10.95          $27.55         33.99
Aug-95         10.74          $27.73         34.21
Sep-95         11.05          $28.53         35.19
Oct-95         10.93          $28.22         34.18
Nov-95         11.04          $29.23         36.07
Dec-95         11.03          $29.21         36.04
Jan-96         11.39          $30.16         37.21
Feb-96         11.57          $30.64          37.8
Mar-96         11.42          $31.01         38.26
Apr-96         11.65          $31.63         39.03
May-96         11.62          $32.42         40.01
Jun-96         11.53          $32.17          39.7
Jul-96         10.88          $30.36         37.46
Aug-96         10.98          $31.41         38.76
Sep-96         11.71          $33.50         41.34
Oct-96         11.88          $33.99         41.94
Nov-96         12.35          $36.31         44.81
Dec-96         11.95          $35.54         43.86
Jan-97         12.65          $37.62         46.43
Feb-97         12.55          $37.32         46.06
Mar-97         11.73          $35.81         44.19
Apr-97         12.19          $37.22         45.92
May-97         12.77          $39.96          49.3
Jun-97         13.31          $41.65         51.39
Jul-97         14.29          $44.71         55.17
Aug-97         13.34          $42.81         52.83
Sep-97         14.01          $44.96         55.48


To evaluate your investment in All-Star, these values should be used. Each shows how your investment has fared by keeping distributions at work in the Fund. The upper value includes additional investments made through rights offerings in 1992, 1993 and 1994.

Additional Investments Made Through Rights Offerings

Net Asset Value of Shares Acquired Through Dividend Reinvestment

This is the net asset value of one share of All-Star as of 9/30/97.

Net Asset Value of One Share



     Since its inception, the Fund has maintained an optional Automatic Dividend Reinvestment and Cash Purchase Plan, whereby distributions are automatically invested in additional shares of the Fund. In addition, three rights offerings have allowed investors to acquire additional shares at a discount from the market price. The rights offering in April 1992 allowed investors to acquire one share at $10.05 for every 10 shares held; the one in October 1993 allowed investors to acquire one share at $10.41 for every 15 shares held; and the one in September 1994 allowed investors to acquire one share at $9.14 for every 15 shares held.

     As the graph above shows, an original share, assuming participation in all of the rights offerings and reinvestment of all distributions, has grown to a net asset value of $55.48 (3.960 shares times the current $14.01 net asset value per share) and a market price value of $55.94 (3.960 shares times the current $14.125 market price per share). Excluding the rights offerings shares, an original share has grown to 3.209 shares. Thus, the original share has grown to a net asset value of $44.96 (3.209 shares times the current $14.01 net asset value per share) and a market price value of $45.33 (3.209 shares times the current $14.125 market price per share).

                     A TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENT
 ................................................................................


                                    Shares        Shares
         Shares                    Purchased     Acquired   Shares      NAV(1)                  Price       Total
        Owned At                    Through      Through    Owned      Per Share  Total NAV   Per Share    Price Of
        Beginning    Per Share    Reinvestment    Rights    At End      At End    Of Shares    At End       Shares
Year    Of Period  Distributions    Program      Offering  Of Period   Of Period    Owned     Of Period     Owned
------------------------------------------------------------------------------------------------------------------
1987      1.000      $1.18           .140           --       1.140       $7.90       $9.01      $6.00        $6.84
------------------------------------------------------------------------------------------------------------------
1988      1.140       0.64           .107           --       1.247        8.29       10.34       7.25         9.04
------------------------------------------------------------------------------------------------------------------
1989      1.247       0.95           .156           --       1.403        9.58       13.44       8.25        11.57
------------------------------------------------------------------------------------------------------------------
1990      1.403       0.90           .168           --       1.571        8.92       14.01       7.75        12.18
------------------------------------------------------------------------------------------------------------------
1991      1.571       1.02           .171           --       1.742       11.20       19.51      10.75        18.73
------------------------------------------------------------------------------------------------------------------
1992      1.742       1.07           .199         0.179(2)   2.120       10.78       22.85      11.125       23.59
------------------------------------------------------------------------------------------------------------------
1993      2.120       1.25(5)        .266         0.138(3)   2.524       10.40       26.25      11.125       28.08
------------------------------------------------------------------------------------------------------------------
1994      2.524       1.00           .277         0.155(4)   2.956        9.26       27.37       8.50        25.13
------------------------------------------------------------------------------------------------------------------
1995      2.956       1.04           .311           --       3.267       11.03       36.04      10.875       35.53
------------------------------------------------------------------------------------------------------------------
1996      3.267       1.31(6)        .403           --       3.670       11.95       43.86      11.25        41.29
1997
------------------------------------------------------------------------------------------------------------------
1st Qtr.  3.670       0.32           .097           --       3.767       11.73       44.19      11.75        44.26
------------------------------------------------------------------------------------------------------------------
2nd Qtr.  3.767       0.32           .094           --       3.861       13.31       51.39      12.938       49.95
------------------------------------------------------------------------------------------------------------------
3rd Qtr.  3.861       0.35           .099           --       3.960       14.01       55.48      14.125       55.94
------------------------------------------------------------------------------------------------------------------

1. Net Asset Value.
2. Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.
3. Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.
4. Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.
5. Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end price of $11.125.
6. Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end price of $11.25.

PORTFOLIO MANAGERS/PORTFOLIO CHARACTERISTICS
 ................................................................................

THE FUND'S FIVE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

PALLEY-NEEDELMAN ASSET MANAGEMENT, INC.
Companies with attractive valuations, sound fundamentals and above-average dividend income.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
Medium to large size companies from all market sectors that are undervalued relative to their projected growth rates.

OPPENHEIMER CAPITAL
Contrarian holdings being overlooked and undervalued by investors.

COLUMBUS CIRCLE INVESTORS*
Companies whose growing earnings are not fully reflected in their share prices.

WILKE/THOMPSON CAPITAL MANAGEMENT, INC.
High quality, rapidly growing companies across the market capitalization spectrum.


MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO
CHARACTERISTICS
The Portfolio Characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five Portfolio Managers. These differences are a reflection of the fact that each pursues a different Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the entire S&P 500 Stock Index.



PORTFOLIO CHARACTERISTICS
AS OF SEPTEMBER 30, 1997
(UNAUDITED)

              INVESTMENT STYLE SPECTRUM

           VALUE                     GROWTH
                [Gradient bar design]

                                Palley-    J.P.    Oppen-   Columbus     Wilke/   Total     S&P
                               Needelman  Morgan   heimer    Circle*    Thompson   Fund   500 Index
-----------------------------------------------------------------------------------------------------
Number of Holdings                 35        77       29        53         46       206      500
-----------------------------------------------------------------------------------------------------
Percent of holdings in Top 10     36%       24%      48%       30%        37%       14%      18%
-----------------------------------------------------------------------------------------------------
Weighted Average Market
Capitalization (billions)         $24       $25      $32       $32        $14       $25      $53
-----------------------------------------------------------------------------------------------------
Average Return on Equity          18%       17%      19%       15%        17%       17%      21%
-----------------------------------------------------------------------------------------------------
Average Five-Year Earnings
Per Share Growth                  12%       18%      22%       23%        29%       21%      18%
-----------------------------------------------------------------------------------------------------
Dividend Yield                   2.0%      1.6%     1.4%      0.9%       0.3%      1.2%     1.6%
-----------------------------------------------------------------------------------------------------
Average Price/Earnings Ratio    17.7x     21.2x    17.2x     26.8x      35.3x     23.6x    21.5x
-----------------------------------------------------------------------------------------------------
Average Price/Book Value Ratio   3.8x      5.0x     4.5x      6.9x       6.7x      5.3x     5.2x
-----------------------------------------------------------------------------------------------------
*Note: Westwood Management Corporation replaced Columbus Circle Investors effective November 3, 1997.

                                                                 TOP 50 HOLDINGS
 ................................................................................

 RANK       RANK
 AS OF      AS OF                                                     VALUE                 PERCENT OF
9/30/97    6/30/97       SECURITY NAME                                ($000)                NET ASSETS
----------------------------------------------------------------------------------------------------
  1          19          Boeing Co.*                                  $28,640                  2.4%
  2           1          Warner-Lambert Co.                            25,233                  2.1
  3          11          Travelers Group, Inc.                         15,650                  1.3
  4          15          Nokia Corp. ADR                               15,329                  1.3
  5           3          May Department Stores Co.                     15,151                  1.3
  6           5          EXEL Limited                                  14,295                  1.2
  7         150          First Union Corp.                             13,787                  1.2
  8          17          Intel Corp.                                   13,441                  1.1
  9           4          Federal Home Loan Mortgage Corp.              13,395                  1.1
 10           9          Citicorp                                      13,394                  1.1
 11          14          International Business Machines Corp.         13,189                  1.1
 12          18          Home Depot, Inc.                              11,908                  1.0
 13          54          Tosco Corp.                                   11,666                  1.0
 14          13          Sprint Corp.                                  11,640                  1.0
 15          12          Pfizer, Inc.                                  11,436                  1.0
 16          16          Progressive Corp.                             11,248                  0.9
 17          85          Anheuser Busch, Inc.                          11,038                  0.9
 18           6          Monsanto Co.                                  10,920                  0.9
 19          25          AFLAC, Inc.                                   10,850                  0.9
 20          21          Linear Technology Corp.                       10,849                  0.9
 21          24          Elan Corp. ADR                                10,683                  0.9
 22           8          Staples, Inc.                                 10,230                  0.9
 23          30          Philip Morris Companies, Inc.                 10,129                  0.8
 24         191          General Motors Corp.                           9.987                  0.8
 25          22          SBC Communications, Inc.                       9,912                  0.8
 26          10          Microsoft Corp.                                9,857                  0.8
 27          20          Duke Energy Corp.                              9,430                  0.8
 28           2          General Electric Co.                           9,188                  0.8
 29          34          Medtronic, Inc.                                9,184                  0.8
 30          61          Tech Data Corp.                                9,145                  0.8
 31          56          Masco Corp.                                    9,030                  0.8
 32          43          Morgan Stanley, Dean Witter, Discover & Co.    8,920                  0.7
 33          57          U.S. Bancorp **                                8,666                  0.7
 34         107          Loews Corp.                                    8,662                  0.7
 35          38          Aon Corp.                                      8,549                  0.7
 36          33          Transamerica Corp.                             8,458                  0.7
 37          28          Fiserv, Inc.                                   8,446                  0.7
 38          36          Fastenal Co.                                   8,382                  0.7
 39          23          Avon Products, Inc.                            8,370                  0.7
 40          42          Xerox Corp.                                    8,309                  0.7
 41          46          AMR Corp.                                      8,302                  0.7
 42          81          Kerr-McGee Corp.                               8,278                  0.7
 43          48          Mobil Corp.                                    8,221                  0.7
 44          41          Arrow Electronics, Inc.                        7,830                  0.7
 45          31          Motorola, Inc.                                 7,827                  0.7
 46          40          Burlington Northern Santa Fe                   7,778                  0.7
 47          53          Molex, Inc.                                    7,770                  0.6
 48          47          Raytheon Co.                                   7,633                  0.6
 49          66          Providian Corp.                                7,592                  0.6
 50          44          Beneficial Corp.                               7,504                  0.6

 * Merged with McDonnell Douglas Corp. on 8/1/97.
** Name changed from First Bank System, Inc. following merger with U.S. Bancorp on 7/31/97.

MAJOR STOCK CHANGES IN THE THIRD QUARTER
 ................................................................................

The following are the major ($4.0 million or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the third quarter of 1997.

                                                                SHARES
                                     -------------------------------------------------------
                                                                                   HELD AS
SECURITY NAME                            ADDITIONS             REDUCTIONS         OF 9/30/97
--------------------------------------------------------------------------------------------
AT&T Corp.                                   96,800                                   96,800
Anheuser Busch, Inc.                        118,500                                  244,600
Boeing Co. **                                98,700                                  526,100
Federal National Mortgage Co.               104,500                                  104,500
Federated Department Stores, Inc.           112,300                                  112,300
First Union Corp.*                          211,600                                  275,400
General Motors Corp.                        114,200                                  149,200
Humana, Inc.                                111,400                                  199,800
Oracle Corp.                                106,250                                  106,250
Robert Half International, Inc.             145,500                                  145,500
Texaco, Inc.                                101,400                                  101,400
TRW, Inc.                                    95,000                                  127,300
Tyco International Ltd.***                   50,267                                   85,692
United Healthcare Corp.                      91,700                                   91,700

Allstate Corp.                                                  (85,500)                   0
Brunswick Corp.                                                (145,000)                   0
Circus Circus Enterprises, Inc.                                (118,800)                   0
ConAgra, Inc.                                                   (98,900)                   0
Crown Cork & Seal Co., Inc.                                     (92,000)                   0
Eastman Kodak Co.                                               (71,800)                   0
E.I. duPont de Nemours & Co.                                    (68,800)                   0
Gartner Group, Inc., Class A                                   (173,000)                   0
General Electric Co.                                            (89,400)             135,000
NationsBank Corp.                                              (135,400)                   0
Nordstrom, Inc.                                                (127,500)                   0
Pall Corp.                                                     (214,800)                   0
Repsol SA ADR                                                  (109,500)                   0
Service Corp. International                                    (142,200)                   0
Time Warner, Inc.                                               (81,100)                   0
York International Corp.                                       (114,650)                   0

  * Adjusted for stock split
 ** Merged with McDonnell Douglas Corp. on 8/1/97
*** Acquired ADT Ltd. effective 7/3/97

                                                               MANAGER INTERVIEW
 ................................................................................
[Photo of HENRY D. CAVANNA]
HENRY D. CAVANNA
J.P. Morgan Investment
Management Inc.

Manager Interview: The Double Edge for
J. P. Morgan Is an Information Advantage and a Long-Term Perspective.

J. P. Morgan Investment Management Inc. is one of Liberty All-Star Equity Fund's five portfolio managers. A value style equity manager, J. P. Morgan concentrates on individual stock selection rather than sector rotation, style/theme investing or market timing. Twenty-six senior research analysts rank stocks by quintiles within 16 economic sectors. The process produces a portfolio with above-market earnings and dividend growth, but price-to-book and price-to-earnings ratios that are below or in line with the market. We recently had the opportunity to talk once again with Managing Director Henry D. Cavanna, a senior equity portfolio manager in J. P. Morgan Investment's Equity and Balanced Accounts Group. The Fund Manager, Liberty Asset Management Company (LAMCO) serves as the moderator for the interview.

------------------------------------
The views expressed in this
interview represent the manager's
views at the time of the discussion
and are subject to change.
------------------------------------

LAMCO: As a refresher for long time shareholders and an introduction for new ones, perhaps the place to start is with the fundamentals -- a brief background about J. P. Morgan Investment Management and a discussion of your investment objectives, style and process.

CAVANNA: We're a wholly-owned subsidiary of J. P. Morgan & Co., the global financial services firm whose stock is traded on the New York Stock Exchange. We manage some $240 billion in assets, we have about 1,600 employees and we've been managing money since the early 1900s on the private client side and since the 1940s for institutions. Of course, the firm was founded by J. P. Morgan and today the culture of excellence that he created is still very much alive. Essentially, it comes down to believing in the business and providing absolutely first-class service to our clients. There are high standards of conduct here, and they are inseparable from the way we do business.

   Price generally determines whether we buy a stock, but our definition of value is a little different in that we don't focus as much on price-to-earnings or price-to-book ratios as on whether a company's current stock price properly reflects its long-term earnings prospects. We also want to be exposed to all major economic sectors. We want to own the stocks that are under-valued in every major industry group. We use a dividend discount model to arrange stocks within a given industry group into quintiles according to their long-term expected return. Our goal is to buy the cheapest stocks among the 20 percent in the first quintile. Once a stock appreciates and moves into the third, fourth or fifth quintile, it's a candidate to be sold. We'll use the proceeds to reinvest in another company whose prospects haven't been realized.

LAMCO: If you had to pick out any one factor, what would you say is most distinctive about J. P. Morgan Investment Management?

CAVANNA: I'd zero in on research -- internally generated research and our overall commitment to research. That really is the hallmark of this firm. That's because we believe research is our competitive advantage. We create a proprietary information base -- we don't sell it to anyone -- and employ it as our principal source of value-added in the process of stock selection. That research is captive, it's proprietary and it's used for only one purpose -- to support investment management for our clients.

LAMCO: Haven't you said before that you feel as though a lot of companies are under-researched?

CAVANNA: On the one hand, most of our research efforts are on larger companies because that's where the biggest

MANAGER INTERVIEW
 ................................................................................

transactions are. Once you get to more medium-sized companies, medium-sized being $1 to $5 billion in market cap, the research level moderates somewhat. We cover many of these companies, but I wouldn't say we over-cover them.

   However, I would say that the horizon of the research that's generally available from Wall Street is fairly short-term in nature. Typically, it focuses on the next quarter or the next year. In our approach, we try to think a little longer-term to identify under-valued companies using a longer time frame. Once we have a good longer-term understanding, we then become sensitive to the short-term prospects. We approach research from a longer-term perspective because Wall Street is short-term oriented. We think that creates enormous opportunities -- and, by the way, pain from time to time because of the way stocks react to short-term developments. But, we are one firm that tries to put short-term developments into a longer-term context. And, we do try to have the courage of our longer-term convictions.

LAMCO: You've said before that your research gives you what you call your "information advantage." Perhaps you could revisit the term for us.

CAVANNA: Backing up a minute, when I talk about research, what we are trying to do with our U.S. equity investments is to create, or generate, an information advantage...in other words, a competitive information edge versus other investors or the stock market in general. The way we create that information advantage is through the internally-generated, fundamental research I mentioned earlier.

   At J. P. Morgan, we have built what I would call a global information or research network. I believe that this is unique in the investment business. We have 26 analysts in the U.S. and on a global basis we have a total of 85. Outside of New York, they're located in cities such as London, Tokyo and Singapore. Now, it may appear that a global network could have somewhat less pertinence to U.S. investors, but we don't believe that's the case. If anything, it's more relevant as the business world becomes more global and more and more companies in the U.S. derive an ever greater percentage of their earnings and revenues from offshore operations and where they increasingly compete against global competitors. Our U.S. analysts are increasingly thinking of themselves as part of a global team and they're increasingly working with J. P. Morgan Investment Management analysts located in other parts of the world to get a better understanding of the global operations of a company, whether it's a Procter & Gamble, Goodyear, Coca-Cola or General Motors.

LAMCO: Your U.S. analysts are organized to specialize in specific industries. Is that true of the global network?

CAVANNA: Yes, meaning that our industry analysts in the U.S. can interface with experts outside the U.S. who specialize in the same industry.

LAMCO: Is there an example of how that networking has impacted the Fund's portfolio?

CAVANNA: Yes, one of the larger holdings in J.P. Morgan's portion of the Fund is Allegheny Teledyne. It's a combination of two companies, Allegheny Ludlum and Teledyne, and it's the largest producer of stainless steel in the United States. We own Allegheny Teledyne in spite of the fact that its largest business, stainless steel, is depressed right now. I think evaluating the present situation and outlook for the stainless steel business enabled us to understand that the risks are not overwhelming to the rest of the company and that the investment case is still very positive overall. We're willing to weather a period when there's too much capacity around the world, but not in the U.S., where demand is growing at a 5 percent clip annually. In other words, demand for stainless steel is really good, but prices on the world market are depressed because there's too much capacity.
   Because of our global network, we've known about that excess for some time now. It's come from South Africa and Southeast Asia and it's going to take a year for demand to catch up to capacity. When it does, we expect prices to rise. So, we think of Allegheny Teledyne as a very cheap stock. Why own it now? Because we have high regard for the company's management, led by CEO Dick Simmons. We find that management is extracting a lot of value for shareholders elsewhere in the company by reducing costs, generating good cash flow and using it for the

------------------------------------
"...internally generated
research...that really is the
hallmark of this firm. That's
because we believe research is our
competitive advantage."
------------------------------------

                                                               MANAGER INTERVIEW
 ................................................................................

benefit of shareholders. We believe sustainable annual growth for Allegheny Teledyne is in the 12 percent range.

LAMCO: We want to return to finding out more about current holdings and other portfolio decisions. First, a question about the market. The fourth quarter of 1997 marks the tenth anniversary of a dark day on Wall Street -- October 19, 1987. The Dow Jones Industrial Average fell over 22 percent that day. What, other than the obvious lesson of investing for the long term, can investors take away from the Crash?

CAVANNA: I think there are a couple of lessons. The obvious one is that the world didn't come to an end and it really is best to be a long-term investor. The other lesson, which I think is particularly pertinent right now, is that you can't get attractive returns by investing in stocks -- no matter if it's for the short-, intermediate- or long-term period -- unless you're willing to suffer some volatility. Although there have been some bumps this year, we have had relatively little volatility in the past five years. Nineteen eighty-seven was an extreme in that the fall happened in a very compressed fashion. Afterward, however, we entered a period of relatively low volatility and, in recent years, we saw incredible returns with volatility of the type you associate with the bond market. Personally, I would feel better about the longer-term outlook for stocks if we have some downside volatility and an occasional correction. As long-term investors, we're all better off if we see the market advance in more of a staircase fashion.

LAMCO: Let's return to the Fund's portfolio. We've been talking about long-term investing. What are some of your longer-term holdings?

CAVANNA: To cite just two, I'd mention Warner-Lambert and Union Carbide. Warner-Lambert is a diversified healthcare company that's large and very well known. But the source of its growth and earnings has changed over the last year and will change even more going forward. Specifically, I'm referring to a couple of very exciting and significant new drugs. What's interesting is that Warner-Lambert is not a company traditionally known as a producer of blockbuster drugs. But, it has two of them right now. One is Lipitor, a cholesterol reduction drug, and the other Rezulin, which treats adult-onset diabetes. Lipitor could easily be a $2 billion drug and Rezulin could generate revenues in excess of $1 billion. What has Warner-Lambert done differently? Not only have the drugs proven to be very effective, the company made a very smart decision on Lipitor and that was to enter into a joint arrangement with Pfizer to market the drug. If you combine Warner-Lambert's sales force with Pfizer's incredibly effective and powerful sales force, you've got a very successful launch. We see Warner-Lambert growing at 17.5 percent annually over the next five years.

   The other company is Union Carbide and I mention it because it's more like an Allegheny Teledyne in the sense that there are some issues related to one of its businesses, specifically the commodity chemical business. Union Carbide is a major producer of polyethylene, which is under some pricing pressure due to overcapacity. But, while that part of its business is under pressure, we feel comfortable with its other businesses, particularly the less cyclical parts. Union Carbide is in some joint ventures that we think will be additive to earnings, it generates a lot of cash, it buys back a lot of its own stock and the company is good at taking cost out. We also believe that CEO Bill Joyce is very shareholder oriented.

LAMCO: What about some recent eliminations from the portfolio?

CAVANNA: We sold our position in Time Warner. We felt the stock had done very well and its price reflected a lot of the good things that are finally happening at this company. Spending is under better control, the cable business is starting to do better, cash flows are beginning to grow and the movie business is doing better. On a price basis, it had moved from the first quintile to the third quintile and we thought it was fairly valued and decided to take our profits.

   Another easily recognizable name that we sold was DuPont. DuPont is a high quality company with reenergized management and it has done all sorts of good things over the last year. The

------------------------------------
"If your focus is too short-term in
nature, you may make the wrong move.
Having a longer-term outlook helps
keep your eye on the goal."
------------------------------------

------------------------------------
"We approach research from a
longer-term perspective because Wall
Street is short-term oriented. We
think that creates enormous
opportunities..."
------------------------------------

MANAGER INTERVIEW
 ................................................................................

stock had done very well, and when it moved into the third quintile among basic industry companies we felt we had better uses for the money and sold it.

LAMCO: What have you added to the portfolio recently?

CAVANNA: Tyco Int'l and First Union are two fairly recent additions. Tyco Int'l is a multi-industry company that is in the process of completing four major acquisitions that have strengthened key business segments. Its major businesses include fire protection, flow control equipment, disposable medical supplies and undersea cable. It has also moved its corporate headquarters to a more tax efficient offshore location. Earnings growth should exceed 30% over the next year with longer-term sustainable growth around 17%.

   As for First Union, it is one of the larger super-regional banks in the country and it is expanding steadily. On the short-term, the market had some concerns that its rapid pace of acquisitions could be dilutive to earnings. But, the stock is more attractively priced than some other major regional players and First Union has better capital ratios than a Charlotte, North Carolina neighbor and another super-regional, NationsBank. So, we used this opportunity to swap out of NationsBank and into First Union. One interesting aspect of First Union is that when it makes an acquisition it quickly converts the acquired bank's information systems to the First Union platform. That creates enormous efficiencies and it enables them to integrate acquired banks very quickly. It leads to much lower costs and better service. First Union also has one of the widest product offerings, allowing it to sell a broad array of products, including investment management and deposit products, to newly acquired customers.


------------------------------------
"At J.P. Morgan, we have built what
I would call a global information or
research network. I believe that
this is unique in the investment
business."
------------------------------------

                    SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
 ................................................................................

COMMON STOCKS (98.9%)                     SHARES    MARKET VALUE

AEROSPACE (2.4%)
Boeing Co.                                 526,100  $ 28,639,568
                                                    ------------

AUTO, TIRES & ACCESSORIES (1.7%)
General Motors Corp.                       149,200     9,987,075
Johnson Controls, Inc.                      53,800     2,666,463
TRW, Inc.                                  127,300     6,985,587
                                                    ------------
                                                      19,639,125
                                                    ------------

BANKS (5.8%)
Ahmanson H. F. & Co.                        60,000     3,408,750
Banc One Corp.                              97,525     5,443,114
BankAmerica                                 49,500     3,628,969
Chase Manhattan Corp.                       15,500     1,829,000
Citicorp                                   100,000    13,393,750
Dime Bancorp, Inc. (a)                      91,700     1,919,969
First Chicago NBD Corp.                     40,500     3,047,625
First Hawaiian, Inc.                        67,100     2,667,225
First Union Corp.                          275,400    13,787,213
U. S. Bancorp.                              89,800     8,665,700
Washington Mutual, Inc.                    102,400     7,142,400
Wells Fargo & Co.                           17,000     4,675,000
                                                    ------------
                                                      69,608,715
                                                    ------------

BUSINESS SERVICES (5.6%)
Acxiom Corp. (a)                           167,000     2,912,062
America Online, Inc. (a)                    75,100     5,665,356
Autodesk, Inc.                              67,400     3,058,275
Automatic Data Processing, Inc.            140,200     7,010,000
Cabletron Systems, Inc.                    148,900     4,764,800
Catalina Marketing Corp. (a)                84,500     4,383,438
Cintas Corp.                                75,700     5,582,875
First Data Corp.                           121,054     4,547,091
Fiserv, Inc. (a)                           192,500     8,445,938
J. D. Edwards & Co. (a)                     48,300     1,618,050
Oracle Corp. (a)                           106,250     3,871,484
Robert Half International, Inc. (a)        145,500     6,020,063
Sitel Corp. (a)                            553,400     5,810,700
Sykes Enterprises, Inc. (a)                120,900     3,234,075
                                                    ------------
                                                      66,924,207
                                                    ------------

CHEMICALS (2.1%)
Albermarle Corp.                            59,500     1,487,500
Monsanto Co.                               280,000    10,920,000
Morton International, Inc.                 198,900     7,060,950
Solutia, Inc.                               56,000     1,120,000
Union Carbide Corp. (a)                    101,200     4,927,175
                                                    ------------
                                                      25,515,625
                                                    ------------

                                          SHARES    MARKET VALUE

COMPUTER & BUSINESS EQUIPMENT (7.3%)
Cisco Systems, Inc. (a)                    63,000   $  4,602,937
Compaq Computer Corp.                      94,600      7,071,350
EMC Corp. (a)                              91,000      5,312,125
HBO & Co.                                 192,200      7,243,537
Ingram Micro, Inc. Class A (a)            173,400      4,692,637
Intel Corp.                               145,600     13,440,700
International Business
  Machines Corp.                          124,500     13,189,219
Microsoft Corp. (a)                        74,500      9,857,281
Sun Microsystems, Inc. (a)                 97,700      4,573,581
Tech Data Corp. (a)                       198,800      9,144,800
Xerox Corp.                                98,700      8,309,306
                                                    ------------
                                                      87,437,473
                                                    ------------

CONSTRUCTION (1.3%)
Foster Wheeler Corp.                      153,800      6,757,588
Masco Corp.                               197,100      9,029,644
                                                    ------------
                                                      15,787,232
                                                    ------------

CONSUMER PRODUCTS (2.1%)
Electronic Arts, Inc. (a)                 114,700      4,430,288
Philip Morris Companies, Inc.             243,700     10,128,781
Procter & Gamble Co.                       46,600      3,218,313
Ralston-Ralston Purina Group               49,400      4,371,900
Unilever NV ADR                            11,600      2,466,450
                                                    ------------
                                                      24,615,732
                                                    ------------

COSMETICS & TOILETRIES (1.1%)
Avon Products, Inc.                       135,000      8,370,000
Gillette Co.                               50,400      4,350,150
                                                    ------------
                                                      12,720,150
                                                    ------------

DIVERSIFIED (3.1%)
Allied Signal, Inc.                        54,200      2,303,500
Cooper Industries, Inc.                    83,300      4,503,406
General Electric Co.                      135,000      9,188,437
Loews Corp.                                76,700      8,662,306
Tyco International Ltd.                    85,692      7,032,100
Westinghouse Electric Corp.               194,000      5,250,125
                                                    ------------
                                                      36,939,874
                                                    ------------

DRUGS & HEALTH CARE (8.9%)
Alza Corp. (a)                             89,000      2,581,000
Boston Scientific Corp. (a)                61,900      3,416,106
Cardinal Health, Inc.                      34,350      2,438,850
Elan Corp. ADR (a)                        213,400     10,683,337
                                                                              13
                                     See Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
 ................................................................................

COMMON STOCKS (CONT.)                     SHARES    MARKET VALUE

DRUGS & HEALTH CARE (CONT.)
Eli Lilly & Co.                            56,500  $   6,804,719
Forest Laboratories, Inc. (a)              67,800      2,856,075
HEALTHSOUTH Corp. (a)                     233,400      6,228,863
Henry Schein, Inc. (a)                     78,400      2,802,800
Humana, Inc. (a)                          199,800      4,757,737
Medtronic, Inc.                           195,400      9,183,800
Oxford Health Plans, Inc.                  50,100      3,751,237
Pfizer, Inc.                              190,400     11,435,900
R.P. Scherer Corp. (a)                     58,700      3,635,731
Schering-Plough Corp. (a)                  53,000      2,729,500
Steris Corp. (a)                           89,500      3,680,687
United Healthcare Corp.                    91,700      4,585,000
Warner-Lambert Co.                        187,000     25,233,311
                                                    ------------
                                                     106,804,653
                                                    ------------
ELECTRICAL UTILITIES (1.3%)
Dominion Resources, Inc.                   63,300      2,397,487
Duke Energy Corp.                         190,755      9,430,450
Edison International                      118,800      2,999,700
Pinnacle West Capital Corp.                31,400      1,055,825
                                                    ------------
                                                      15,883,462
                                                    ------------

ELECTRONICS & ELECTRICAL EQUIPMENT (4.9%)
Anixter International, Inc. (a)            62,800      1,079,375
Arrow Electronics, Inc. (a)               135,000      7,830,000
General Instruments Corp. (a)              44,425        571,972
International Game Technology             161,500      3,674,125
Input/Output, Inc. (a)                     62,500      1,851,562
Linear Technology Corp.                   157,800     10,848,750
LSI Logic Corp. (a)                        35,800      1,150,075
Molex, Inc.                               175,100      7,770,062
Motorola, Inc.                            108,900      7,827,188
Perkin-Elmer Corp.                         31,500      2,301,469
Raytheon Co.                              129,100      7,633,038
Sensormatic Electronics Corp.             162,300      2,292,488
Texas Instruments, Inc.                    24,900      3,367,725
                                                    ------------
                                                      58,197,829
                                                    ------------

FINANCIAL SERVICES (6.1%)
Associates First Capital Corp.             55,300      3,442,425
Beneficial Corp.                           98,500      7,504,469
Countrywide Credit
  Industries, Inc.                        150,000      5,465,625
CUC International, Inc. (a)               222,300      6,891,300

                                          SHARES    MARKET VALUE

FINANCIAL SERVICES (CONT.)
Federal Home Loan
  Mortgage Corp.                          380,000   $ 13,395,000
Federal National Mortgage Co.             104,500      4,911,500
Merrill Lynch & Co., Inc.                  34,600      2,566,888
Morgan Stanley, Dean Witter,
  Discover & Co.                          165,000      8,920,312
Paychex, Inc.                             101,400      3,536,325
Travelers Group, Inc.                     229,300     15,649,725
                                                    ------------
                                                      72,283,569
                                                    ------------

FOOD, BEVERAGE & RESTAURANTS (4.3%)
Anheuser Busch, Inc.                      244,600     11,037,575
Coca-Cola Co.                              51,200      3,120,000
Dole Food Co.                             150,000      6,778,125
Dreyers Grand Ice Cream                    74,400      3,868,800
General Mills, Inc.                        85,300      5,880,368
Grand Metropolitan PLCADR                 110,000      4,290,000
McDonalds Corp.                            44,800      2,476,500
Quaker Oats Co.                            44,800      2,256,800
Starbucks Corp. (a)                       150,300      6,284,419
Wendy's International, Inc.               256,100      5,442,125
                                                    ------------
                                                      51,434,712
                                                    ------------

INDUSTRIAL EQUIPMENT (1.2%)
Caterpillar, Inc.                          95,000      5,124,063
Deere & Co.                                67,200      3,616,200
New Holland NV                            207,500      6,121,250
                                                    ------------
                                                      14,861,513
                                                    ------------

INSURANCE (5.9%)
AEGON NV                                   35,600      2,836,875
AFLAC, Inc.                               200,000     10,850,000
Aon Corp.                                 161,675      8,548,566
EXEL Limited                              240,000     14,295,000
Marsh & McLennan Companies, Inc.           43,800      3,356,175
Progressive Corp.                         105,000     11,248,125
Providian Corp.                           190,300      7,592,219
Transamerica Corp.                         85,000      8,457,500
UNUM Corp.                                 57,000      2,600,625
                                                    ------------
                                                      69,785,085
                                                    ------------
METALS & MINING (0.9%)
Allegheny Teledyne, Inc.                  175,600      5,026,550
Freeport-McMoRan Copper
 & Gold, Inc., Class A                    185,000      5,330,312
                                                    ------------
                                                      10,356,862
                                                    ------------
14
See Notes to Schedule of Investments.

                    SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
 ................................................................................

COMMON STOCKS (CONT.)                     SHARES    MARKET VALUE

OIL & GAS (7.2%)
Anadarko Petroleum Co.                     17,600    $ 1,263,900
British Petroleum Co. ADR                  27,800      2,524,588
Elf Aquitaine ADR                          97,200      6,482,025
Enron Corp.                                67,500      2,598,750
Exxon Corp.                                79,600      5,099,375
Kerr-McGee Corp.                          120,300      8,278,144
Mobil Corp.                               111,100      8,221,400
Royal Dutch Petroleum Co. ADR              74,100      4,112,550
Santa Fe International Corp.               59,600      2,771,400
Schlumberger Ltd.                          86,400      7,273,800
Texaco, Inc.                              101,400      6,223,425
Tosco Corp.                               335,100     11,665,669
Triton Energy Corp. (a)                   170,000      7,044,375
Union Pacific Resources Group             200,600      6,824,462
USX-Marathon Group                        131,400      4,886,438
                                                    ------------
                                                      85,270,301
                                                    ------------

PAPER (1.2%)
Champion International Corp.              120,000      7,312,500
Georgia-Pacific Corp.                      35,900      3,747,063
Temple-Inland, Inc.                        42,000      2,688,000
                                                    ------------
                                                      13,747,563
                                                    ------------

POLLUTION CONTROL (1.0%)
Browning-Ferris Industries, Inc.          123,400      4,696,913
Republic Industries, Inc.                  75,500      2,486,781
Waste Management, Inc.                    126,700      4,426,581
                                                    ------------
                                                      11,610,275
                                                    ------------

PUBLISHING (1.3%)
American Greetings Corp.,
  Class A                                 148,400      5,472,250
Gannett Co., Inc.                          55,600      6,001,325
R. R. Donnelley
  & Sons Co.                              120,000      4,282,500
                                                    ------------
                                                      15,756,075
                                                    ------------

REAL ESTATE INVESTMENT TRUST (0.2%)
Beacon Properties Corp.                    45,000      2,061,562
                                                    ------------

RETAIL TRADE (11.6%)
American Stores Co.                       256,600      6,254,625
Arbor Drugs, Inc.                          32,300        750,975
Best Buy, Inc. (a)                        200,000      4,925,000
CDWComputer Centers, Inc. (a)              78,500      5,082,875
Circuit City Stores, Inc.                 178,800      7,207,875
Circuit City Stores-CARMAX (a)             53,500        886,094
Corporate Express, Inc. (a)               310,700      6,524,700

                                          SHARES    MARKET VALUE
RETAIL TRADE (CONT.)
Costco Companies, Inc. (a)                118,000  $   4,439,750
CVSCorp.                                   60,700      3,452,313
Dayton Hudson Corp.                        35,500      2,127,781
Dollar General Corp.                       68,500      2,333,281
Family Dollar Stores                      103,500      2,361,094
Fastenal Co. (a)                          157,400      8,381,550
Federated Department Stores, Inc. (a)     112,300      4,842,938
Home Depot, Inc.                          228,450     11,907,956
May Department Stores Co.                 278,000     15,151,000
Micro Warehouse, Inc. (a)                 198,600      4,344,375
MSC Industrial Direct Co. (a)             136,900      6,297,400
Quality Food Centers (a)                  118,500      4,851,094
Safeway, Inc. (a)                          64,100      3,485,438
Staples, Inc. (a)                         370,300     10,229,538
Talbots, Inc. (a)                         149,500      4,270,094
Tiffany & Co.                              68,800      2,924,000
TJX Companies, Inc.                       157,900      4,825,819
Toys R Us, Inc. (a)                        68,400      2,428,200
Walgreen Co.                              226,400      5,801,500
Wal-Mart Stores, Inc.                      74,700      2,735,888
                                                    ------------
                                                     138,823,153
                                                    ------------

TELECOMMUNICATIONS (7.6%)
AT&T Corp.                                 96,800      4,289,450
Aware, Inc. (a)                            57,500        725,937
Bay Networks, Inc. (a)                    128,900      4,978,762
Brightpoint, Inc. (a)                      62,600      2,903,075
CommScope, Inc. (a)                        59,233        803,347
GTECorp.                                   55,100      2,500,163
Lucent Technologies, Inc.                  62,800      5,110,350
MCI Communications Corp.                  150,000      4,406,250
Nextel Communications,
   Class A (a)                            149,300      4,301,706
Nextlevel Systems, Inc. (a)               177,700      2,976,475
Nokia Corp. ADR                           163,400     15,328,962
SBC Communications, Inc.                  161,500      9,912,063
Sprint Corp.                              232,800     11,640,000
TCI Communications, Inc. (a)               35,400      1,823,100
TCI Pacific, Class A                       15,900      1,997,438
TCI Satellite Entertainment, Inc. (a)      88,900        672,306
Tele Communications - TCI
   Group, Class A                         199,918      4,098,315
Tele Communications - TCI
   Ventures, Class A                      235,511      4,857,424
WorldCom, Inc. (a)                        194,500      6,880,438
                                                    ------------
                                                      90,205,561
                                                    ------------
                                                                              15
                                       See Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1997 (UNAUDITED)
 ................................................................................

COMMON STOCKS (CONT.)                     SHARES    MARKET VALUE

TRANSPORTATION (2.8%)
AMR Corp. (a)                              75,000   $  8,301,563
Burlington Northern Santa Fe               80,500      7,778,313
CSX Corp.                                  82,200      4,808,700
Delta Air Lines, Inc.                      23,600      2,222,825
Federal Express Corp. (a)                  33,800      2,704,000
Union Pacific Corp.                       119,400      7,477,425
                                                    ------------
                                                      33,292,826
                                                    ------------

                                                                                                       MARKET VALUE

TOTAL COMMON STOCKS
(Cost $819,006,545)                                                                                   $1,178,202,702
                                                                                                     --------------
                                                                                           PAR
                                                                                          VALUE
CONVERTIBLE BONDS & NOTES (0.3%)
DIVERSIFIED (0.3%)
Berkshire Hathaway Sr. Note 1.00% 12/03/01                                              $2,700,000        3,677,184
(Cost $2,824,727)                                                                                    --------------

SHORT-TERM INVESTMENTS (2.0%)                                  INTEREST     MATURITY
COMMERCIAL PAPER (1.3%)                                          RATE         DATE
Bell South Telephone                                             5.52%      10/06/97     2,000,000         1,998,458
Goldman Sachs                                                    5.53       10/03/97     3,000,000         2,999,078
Household Finance Corp.                                          5.50       10/02/97     3,000,000         2,999,542
Household Finance Corp.                                          5.48       10/07/97     2,000,000         1,998,173
National Rural Utilities                                         5.60       07/09/97     3,000,000         2,996,267
Petrofina Delaware                                               5.55       07/07/97     2,000,000         1,998,150
                                                                                                      --------------
TOTAL COMMERCIAL PAPER (Cost $14,989,668)                                                                 14,989,668
                                                                                                      --------------

DISCOUNT NOTE (0.7%)
Federal Home Loan Mortgage Corp. 6.05% 10/01/97 (Cost $8,920,000)                        8,920,000         8,920,000
                                                                                                      --------------
TOTAL SHORT-TERM INVESTMENTS (COST $23,909,668)                                                           23,909,668
                                                                                                      --------------
TOTAL INVESTMENTS (101.2%) (COST $845,740,940) (b)                                                     1,205,789,554

OTHER ASSETS AND LIABILITIES, NET (-1.2%)                                                                (13,997,432)
                                                                                                      --------------
NET ASSETS (100.0%)                                                                                   $1,191,792,122
                                                                                                      ==============
NET ASSET VALUE PER SHARE  (85,090,730 SHARES OUTSTANDING)                                            $        14.01
                                                                                                      ==============

NOTES TO SCHEDULE OF INVESTMENTS:
(a)  Non-income producing security.
(b) Gross unrealized appreciation and depreciation of investments at September 30, 1997, is as follows:
         Gross unrealized appreciation                   $372,140,904
                                                        -------------
         Gross unrealized depreciation                    (12,092,290)
                                                        -------------
             Net unrealized appreciation                 $360,048,614
                                                        =============


 Acronym                                    Name
--------                      -----------------------------
    ADR                        American Depository Receipt

 PER SHARE CHANGES IN NET ASSETS/DISTRIBUTION POLICY/DIVIDEND REINVESTMENT PLAN
 ................................................................................

                                    NINE MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                    SEPTEMBER 30, 1997  ------------------------------------------------------
                                        (UNAUDITED)      1996        1995         1994      1993        1992
--------------------------------------------------------------------------------------------------------------
PER SHARE CHANGES IN NET ASSETS
Net asset value at beginning of period   $  11.95      $ 11.03     $  9.26      $ 10.40    $ 10.78     $ 11.20
                                         --------      -------     -------      -------    -------     -------
Net investment income                        0.03         0.08        0.10         0.11       0.12        0.16
Distributions declared                      (0.99)       (1.18)      (1.04)       (1.00)     (1.07)      (1.07)
Change due to rights offerings (a)             --           --          --        (0.05)     (0.03)      (0.05)
Net realized and unrealized
   gain (loss) on investments                3.02         2.15        2.71        (0.20)      0.78        0.54
Provision for federal income tax               --        (0.13)         --           --      (0.18)         --
                                         --------      -------     -------      -------    -------     -------
Net asset value at end of period         $  14.01      $ 11.95     $ 11.03      $  9.26    $ 10.40     $ 10.78
                                         ========      =======     =======      ========   ========    =======

(a) Effect of Fund's rights offerings for shares at a price below net asset value.

DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and will do so in 1997.

DIVIDEND REINVESTMENT PLAN

Through the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund's shareholders have the opportunity to have their dividends and distributions automatically reinvested in additional shares of the Fund. Participating shareholders have been rewarded as a result of the consistent reinvestment of distributions. Each share of the Fund owned by shareholders who have participated in the Dividend Reinvestment Program since the Fund began operations in 1986 would have grown to 3.209 shares as of September 30, 1997. These shares have a total net asset value of $44.96. Shareholders are kept apprised of the status of their account through quarterly statements.

For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern time.

NOTES
 ................................................................................

                                                                           NOTES
 ................................................................................

[BACK COVER]

[Liberty Logo]
LIBERTY
ALL[STAR]STAR
-------------
EQUITY FUND

New York Stock Exchange Trading Symbol: USA

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
Boston Safe Deposit & Trust Company
One Cabot Road
Medford, Massachusetts  02155

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts  02110

TRUSTEES
Robert J. Birnbaum*
Harold W. Cogger
James E. Grinnell*
Richard W. Lowry*

OFFICERS
Harold W. Cogger, Chairman of the Board of Trustees
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Christopher S. Carabell, Vice President
Timothy J. Jacoby, Treasurer & Controller
John L. Davenport, Secretary

* Member of the audit committee.

---------------------------------------------------------
Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[Liberty logo]
LIBERTY
FINANCIAL

[FRONT COVER]

                                      THIRD
                                     QUARTER
                                     REPORT
                                      1997

[Liberty logo]
LIBERTY
ALL[STAR]STAR
---------------
EQUITY FUND